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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                 January 1, 2006
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)



        California                   001-13122                   95-1142616
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)



                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02(d)    Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

     On October 18, 2005, the Board of Directors of Reliance Steel & Aluminum Co. increased the number of authorized directors from 8 to 9 and elected Richard
J. Slater to be a director of Reliance effective January 1, 2006, subject to receipt of his written consent to serve as a director. Mr. Slater subsequently consented. Mr. Slater is the President and a director of Orbis LLC and is an Advisor to the Chairman and Chief Executive Officer of Jacobs Engineering Group, Inc., a New York Stock Exchange listed company that provides global technical professional services. Mr. Slater joined Jacobs Engineering in 1998 as Executive Vice President and then in January 2004 was asked to serve as Advisor to the Chairman and Chief Executive Officer. Mr. Slater is also a director of GSE, Avignon, France, a privately-held construction company; a trustee of Claremont Graduate University; and the Non-Executive Chairman of Bluebeana, a privately-held software start-up company. There is no arrangement or understanding between Mr. Slater and any other persons pursuant to which he was selected as a director. The Nominating and Governance Committee of the Board of Directors of Reliance began to search for candidates to be directors of Reliance when Robert Henigson, a previous director of Reliance, informed the Board of Directors that he was retiring and would not stand for re-election at the May 2005 Annual Shareholders Meeting. With the assistance of an executive search firm and, after reviewing resumes and interviewing candidates, the Nominating and Governance Committee recommended Mr. Slater, and the Board of Directors elected him to serve as a director for a term beginning January 1, 2006 and continuing until the Reliance Annual Meeting of Shareholders in May 2007. Mr. Slater has not been appointed to any committee of the Board of Directors, and the Board of Directors does not expect to do so in the immediate future. Reliance has not engaged in any transaction with Mr. Slater or with any company that he controls. After reviewing Mr. Slater's background and the information provided to the Nominating and Governance Committee, the Board concluded that Mr. Slater is independent under New York Stock Exchange Rules.

Item 9.01       Financial Statements and Exhibits.

          (a)   Financial Statements of Businesses Acquired.
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                N/A

          (b)   Pro Forma Financial Information.
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                N/A

          (c)   Exhibits.
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                99.1           Press release dated January 5, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RELIANCE STEEL & ALUMINUM CO.



Dated: January 5, 2006                           By:  /s/ David H. Hannah
                                                     ---------------------------
                                                       David H. Hannah
                                                       Chief Executive Officer







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                                  EXHIBIT INDEX




                99.1           Press release dated January 5, 2006









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